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                                                                   EXHIBIT 99.01

                             FOR IMMEDIATE RELEASE


CONTACT:
American BioMed, Inc.
(972)308-8575


                   AMERICAN BIOMED FILES BANKRUPTCY PETITION

Dallas, Texas, July 20, 2000. American BioMed, Inc. (OTC:BB:ABMI) today filed a voluntary petition under Chapter 7 of the U.S. Bankruptcy Code in the Northern District Court of Texas, Dallas Division. A Chapter 7 filing involves liquidation of the company's assets by a trustee.